                                    EXHIBIT 10.3

                                      FORM OF

                            MASTER MANAGEMENT AGREEMENT,

                               INCLUDING THE FORM OF

                                MANAGEMENT AGREEMENT

                                 FOR EACH PROPERTY

                          MASTER MANAGEMENT AGREEMENT


     This Master Management Agreement (this "Agreement") is entered into as of the _______ day of ____________, 1998, by and between Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Company") and Inland Southeast Property Management Corp., a Delaware corporation (the "Agent").

                                  WITNESSETH

     WHEREAS, the Company intends to qualify as a "real estate investment trust" (a "REIT") as defined in Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and to make investments of the type permitted to qualified REITs under the Code and not inconsistent with the Articles of Incorporation of the Company, as amended (the "Articles") and the Bylaws of the Company, as amended (such investments being referred to herein collectively as the "Properties" and individually as a "Property"); and

     WHEREAS, the Company desires to avail itself of the services, experiences, sources of information, advice and assistance of the Agent and to have the Agent manage the Properties and undertake the duties and responsibilities hereinafter set forth; and

     WHEREAS, the Agent is willing to undertake and render such services, on the terms and conditions herein set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

     1. The Company will hire the Agent to manage each of its Properties. The engagement of the Agent by the Company for each Property shall be pursuant to the terms of a separate Management Agreement in the form of Exhibit A attached hereto (the "Form Agreement").

     2. The Agent will manage each of the Properties acquired by the Company, according to the terms of the Form Agreement.

     3. The initial term of the Management Agreement with respect to each Property shall commence on the date of acquisition of such Property by the Company and shall end on December 31st of the year in which such acquisition occurred, with the three successive three year renewal periods occurring immediately thereafter.

     4. The parties may mutually agree to vary the terms of the Form Agreement for any or all of the Properties or to not enter into a Form Agreement with respect to any Property.

     5. The Company shall have the option at any time after three years from the initial date of effectiveness of the initial final Prospectus of the Company for its initial public offering, upon prior written notice, during the term of this Agreement without any consent of the Management Agent or its Board of Directors or shareholders to cause the business conducted by the Management Agent (including all of its assets) to be acquired by or consolidated into the Company. In such event, the Management Agent and/or its respective shareholders will receive in connection with such an acquisition and in exchange for terminating this Agreement and all Management Agreements entered into pursuant hereto and the release or waiver of all fees payable under the provisions of this Agreement and all Management Agreements entered into pursuant hereto until its and their stated terminations, but not paid, a determinable number of shares of common stock of the Company (the "Shares"). The Company will be obligated to pay any fees accrued under this Agreement and all Management Agreements entered into pursuant hereto for services rendered through the closing of such acquisition.

     The number of Shares to be issued by the Company to the Management Agent or its shareholders, as the case may be, shall be determined as follows. The Company shall first send notice (the "Election Notice") to the Management Agent of its election to proceed with such a transaction. Next, the net income of the Management Agent for the six month period immediately preceding the month in which the Election Notice is delivered, as determined by an independent audit conducted in accordance with generally accepted auditing standards, shall be annualized. The Management Agent shall bear the cost of any such audit. Such amount shall then be multiplied by ninety percent (90%) and then divided by the "Funds from Operations per Weighted Average Share" of the Company. "Funds from Operations per Weighted Average Share" shall be equal to the annualized Funds from Operations (I.E., four times the Funds from Operations for the quarter immediately preceding the delivery of the Election Notice) per weighted average Share of the Company for such quarter, all based upon the quarterly report of the Company delivered to its Stockholders for such quarter. The resulting quotient shall constitute the number of Shares to be issued by the Company to the Management Agent or its shareholders, with delivery thereof and the closing of the transaction to occur within 90 days of delivery of the Election Notice. Any such transaction will occur, if at all, only if the Board of Directors of the Company obtains a fairness opinion from a recognized financial advisor or institution providing valuation services to the effect that the consideration to be paid therefor is fair, from a financial point of view, to the Stockholders of the Company.

     The Company shall not terminate this Agreement solely for the purpose of avoiding such a business combination, such as in anticipation of the listing of the Shares on a national stock exchange or their inclusion in a national market system.

     6. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be effective as of the date hereof and shall remain in effect until the earlier to occur of
(A) the event described in paragraph 5 hereof, or (B) December 31, 2020.

     7. All notices required or permitted to be given hereunder shall be in writing and shall be delivered at the following addresses of the parties thereto:

          THE COMPANY:

          Inland Retail Real Estate Trust, Inc.
          2901 Butterfield Road
          Oak Brook, IL 60523
          Attn:  President

          THE AGENT:

          Inland Southeast Property Management Corp.
          4812 South Tamiami Trail
          Sarasota, FL  34231
          Attn: Steven D. Sanders

          With a copy to:

          Inland Southeast Property Management Corp.
          2901 Butterfield Road
          Oak Brook, IL 60523
          Attn:  Scott Carr


     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              THE COMPANY:

                              Inland Retail Real Estate Trust, Inc.

                              By:________________________________________

                              Its:_______________________________________


                              THE AGENT:

                              Inland Southeast Property Management Corp.

                              By:________________________________________

                              Its:_______________________________________

                            CONSENT OF SHAREHOLDERS

The undersigned, being all of the shareholders of Inland Southeast Property Management Corp. (the "Agent") hereby consent to the Agent entering into the foregoing Master Management Agreement, and specifically agree to the provisions of paragraph 5 thereof, as of the date of the Master Management Agreement.


_____________________________________  ________________________________________


_____________________________________  ________________________________________


_____________________________________  ________________________________________


_____________________________________  ________________________________________


_____________________________________  ________________________________________


_____________________________________  ________________________________________


_____________________________________  ________________________________________


_____________________________________  ________________________________________


_____________________________________  ________________________________________

                                      EXHIBIT A

                                MANAGEMENT AGREEMENT


     IN CONSIDERATION of the mutual covenants and agreements herein contained, Inland Retail Real Estate Limited Partnership, an Illinois limited partnership ("OWNER") and Inland Southeast Property Management Corp., a Delaware corporation ("AGENT"), agree as follows:

     1. OWNER hereby employs the AGENT exclusively to rent, lease, operate and manage the property commonly known as __________________ Shopping Center and located in _______________, _______________, and legally described on
Exhibit "A" attached hereto and made a part hereof (the "Premises"), upon the terms and conditions hereinafter set forth, for a term beginning on the ____ day of _____________, 199_ and ending on the 31st day of December, 199_ and thereafter for three successive three year renewal periods, with the first such three year renewal period commencing on January 1st of __________ and ending on December 31st of ___________, unless on or before thirty (30) days prior to the date last above mentioned or on or before thirty (30) days prior to the expiration of any such renewal period, AGENT shall notify OWNER in writing that it elects to terminate this Agreement, in which case this Agreement shall be thereby terminated on said last mentioned date. In addition, and notwithstanding the foregoing, OWNER may terminate this Agreement at any time upon delivery of written notice to AGENT not less than thirty (30) days prior to the effective date of termination, in the event of (and only in the event of) a showing by OWNER of willful misconduct, gross negligence, or deliberate malfeasance by AGENT in the performance of AGENT'S duties hereunder. In the event this Agreement is terminated for any reason prior to the expiration of its original term or any renewal term, the OWNER shall indemnify, protect, defend, save and hold the AGENT and all of its shareholders, officers, directors, employees, agents, successors and assigns (collectively, "Indemnified Parties") harmless from and against any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorney's fees and expenses, of every kind and nature whatsoever (collectively, "Losses"), which may be imposed on or incurred by the AGENT by reason of the willful misconduct, gross negligence and/or unlawful acts (such unlawfulness having been adjudicated by a court of proper jurisdiction) of OWNER.

     2.   THE AGENT AGREES:

          2.1 To accept the management of the Premises, to the extent, for the period, and upon the terms herein provided and agrees to furnish the services of its organization for the rental, leasing, operation and management of the Premises, and, without limiting the generality of the foregoing, the AGENT agrees to be responsible for those specific duties and functions set forth in Section 3 hereof. AGENT shall be entitled at all times to manage the Premises in accordance with the AGENT'S standard operating policies and procedures, except to the extent that any specific provisions contained herein are to the contrary, in which case AGENT shall manage the Premises consistent with such specific provisions. AGENT agrees to use its best efforts to maintain the highest occupancy at the highest rents for each space comprising the Premises.

          2.2 To render monthly reports for the Premises to the OWNER, to the attention of the individual and address as directed by the OWNER from time to time, and to remit to the OWNER the excess of Gross Income (as defined in Section 3.3 hereof) over expenses paid per Section 3.4 hereof ("Net Proceeds") for each month on or before the 15th day of the following month. AGENT will remit the Net Proceeds to the OWNER at the address as stated in Section 6.1 hereof. The reports to be submitted shall consist of the AGENT'S Consolidated Cash Report and Budget Variance Report, (samples of which are attached as "Exhibit B") and such other monthly, quarterly and annual reports as are customary in commercial property management relationships and as reasonably requested by OWNER in writing from time to time.

          2.3 In case the expenses paid per Section 3.4 hereof shall be in excess of the Gross Income for any monthly period, AGENT shall notify OWNER of same and OWNER agrees to pay such excess immediately upon request from the AGENT, but nothing herein contained shall obligate the AGENT to advance its own funds on behalf of the OWNER. All advances by AGENT on behalf of OWNER shall be paid to AGENT by OWNER within ten (10) days after request.

          2.4 To prepare annualized budgets for operation of the Premises and submit same to the OWNER for approval. Such budgets shall be for planning and informational purposes only, and the AGENT shall have no liability to the OWNER for any failure to meet any such budget. However, AGENT will use its best efforts to operate the Premises within the approved budget. The parties acknowledge that the first such annual budget has been prepared and approved for the year commencing _______________, 199_ and ending on ______________, 199_. Notwithstanding the period covered by the first annual budget, all subsequent annual budgets shall cover the period from January 1st of each year through December 31st of such year. The proposed annual budget for each calendar year shall be submitted by AGENT to the OWNER by December 1st of the year preceding the year for which it applies.

     OWNER shall notify AGENT within fifteen (15) days as to whether OWNER has approved the proposed annual budget or not. If the OWNER disapproves the proposed budget, the OWNER shall notify the AGENT of what, specifically, OWNER disapproves of, and the OWNER and AGENT shall make the necessary amendments to the annual budget. During the time OWNER and AGENT are preparing these amendments, AGENT will continue to operate the Premises according to the last approved budget. The OWNER'S approval of the annual budget shall constitute approval for the AGENT to expend sums for all budgeted expenditures, without the necessity to obtain additional approval of the OWNER under any other expenditure limitations as set forth elsewhere in this Agreement.

     3.   THE OWNER AGREES:

     And does hereby give the AGENT the following exclusive authority and powers (all of which shall be exercised in the name of AGENT, as agent for the OWNER) and the OWNER agrees to assume all expenses in connection therewith:

          3.1 To advertise the Premises or any part thereof and to display signs thereon, as permitted by law; and to rent the same; to pay all expenses of leasing the Premises, including but not limited to, newspaper and other advertising, signage, banners, brochures, referral commissions, leasing commissions, finder's fees and salaries, bonuses and other compensation of leasing personnel responsible for the leasing of the Premises; to cause references of prospective tenants to be investigated, it being understood and agreed by the parties hereto that the AGENT does not guarantee the credit worthiness or collectibility of accounts receivable from tenants, users or lessees; and to negotiate new leases and renewals and cancellations of existing leases which shall be subject to the AGENT obtaining OWNER'S approval. The AGENT may collect from tenants all or any of the following: a late rent administrative charge, a non-negotiable check charge, credit report fee, a subleasing administrative charge and/or broker's commission and need not account for such charges and/or commission to the OWNER; to terminate tenancies and to sign and serve in the name of the OWNER of the Premises such notices as are deemed necessary by the AGENT; to institute and prosecute actions to evict tenants and to recover possession of the Premises or portions thereof; with the OWNER'S authorization, to sue for in the name of the OWNER of the Premises and recover rent and other sums due; and to settle, compromise, and release such actions or suits, or reinstate such tenancies. All expenses of litigation including, but not limited to, attorneys' fees, filing fees, and court costs which AGENT shall incur in connection with the collecting of rent and other sums, or to recover possession of the Premises or any portion thereof shall be deemed to be an operational expense of the Premises. AGENT and OWNER shall concur on the selection of the attorney to handle such litigation.

          3.2 To hire, supervise, discharge, and pay all labor required for the operation and maintenance of the Premises including but not limited to on site personnel, managers, assistant managers, leasing consultants, engineers, janitors, maintenance supervisors and other employees required for the operation and maintenance of the Premises, including personnel spending a portion of their working hours (to be charged on a pro rata basis) at the Premises (all of whom shall be deemed employees of the Premises, not of the AGENT). All expenses of such employment shall be deemed operational expenses of the Premises. To make or cause to be made all ordinary repairs and replacements necessary to preserve the Premises in its present condition and for the operating efficiency thereof and all alterations required to comply with lease requirements, and to do decorating on the Premises; to negotiate and enter into, as AGENT of the OWNER of the Premises, contracts for all items on budgets that have been approved by OWNER, any emergency services or repairs for items not exceeding $5,000.00, appropriate service agreements and labor agreements for normal operation of the Premises, which have terms not to exceed three
     (3) years, and agreements for all budgeted maintenance, minor alterations, and utility services, including, but not limited to, electricity, gas, fuel, water, telephone, window washing, scavenger service, landscaping, snow removal, pest exterminating, decorating and legal services in connection with the leases and service agreements relating to the Premises, and other services or such of them as the AGENT may consider appropriate; and to purchase supplies and pay all bills. AGENT shall use its best efforts to obtain the foregoing services and utilities for the Premises at the most economical costs and terms available to AGENT. The OWNER hereby appoints AGENT as OWNER'S authorized agent for the purpose of executing, as managing agent for said OWNER, all such contracts. In addition, the OWNER agrees to specifically assume in writing all obligations under all such contracts so entered into by the AGENT, on behalf of the OWNER of the Premises, upon the termination of this Agreement and the OWNER shall indemnify, protect, save, defend and hold the AGENT and all of its shareholders, officers, directors, employees, agents, successors and assigns harmless from and against any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorney's fees and expenses, of every kind and nature whatsoever, resulting from, arising out of or in any way related to such contracts and which relate to or concern matters occurring after termination of this Agreement, but excluding matters arising out of AGENT's willful misconduct, gross negligence and/or unlawful acts. AGENT shall secure the approval of, and execution of appropriate contracts by, the OWNER for any non-budgeted and non-emergency/contingency capital items, alterations or other expenditures in excess of $5,000.00 for any one item, securing for each item at least three (3) written bids, if practicable, or providing evidence satisfactory to OWNER that the contract amount is lower than industry standard pricing, from responsible contractors. AGENT shall have the right from time to time during the term hereof, to contract with and make purchases from subsidiaries and affiliates of the AGENT, provided that contract rates and prices are competitive with other available sources. The AGENT may at any time and from time to time request and receive the prior written authorization of the OWNER of the Premises of any one or more purchases or other expenditures, notwithstanding that the AGENT may otherwise be authorized hereunder to make such purchases or expenditures.

          3.3 To collect rents and/or assessments and other items, including but not limited to tenant payments for real estate taxes, property liability and other insurance, damages and repairs, common area maintenance, tax reduction fees and all other tenant reimbursements, administrative charges, proceeds of rental interruption insurance, parking fees, income from coin operated machines and other miscellaneous income, due or to become due (all such items being referred to herein as "Gross Income") and give receipts therefor and to deposit all such Gross Income collected hereunder in the

     AGENT'S custodial account which the AGENT will open and maintain, in a state or national bank of the AGENT'S choice and whose deposits are insured by the Federal Deposit Insurance Corporation, exclusively for the Premises and any other properties owned by OWNER (or any entity that is owned or controlled by the general partner of the OWNER) and managed by AGENT. OWNER agrees that AGENT shall be authorized to maintain a reasonable minimum balance (to be determined jointly from time to time) in such account. AGENT may endorse any and all checks received in connection with the operation of the Premises and drawn to the order of the OWNER and the OWNER shall, upon request, furnish the AGENT'S depository with an appropriate authorization for the AGENT to make such endorsement.

          3.4 To pay all expenses of the Premises from the Gross Income collected in accordance with 3.3 above, from the AGENT'S custodial account. It is understood that the Gross Income will be used first to pay the compensation to the AGENT as contained in Paragraph 5 below, then operational expenses and then any mortgage indebtedness, including real estate tax and insurance impounds, but only as directed by the OWNER in writing and only if sufficient Gross Income is available for such payments.

          3.5 Nothing in this Agreement shall be interpreted in such a manner as to obligate the AGENT to pay from Gross Income, any expenses incurred by OWNER prior to the commencement of this Agreement, except to the extent the OWNER advances additional funds to pay such expenses.

          3.6 To collect and handle tenants' security deposits, including the right to apply such security deposits to unpaid rent, and to comply, on behalf of the OWNER of the Premises, with applicable state or local laws concerning security deposits and interest thereon, if any.

          3.7 The AGENT shall not be required to advance any monies for the care or management of the Premises, and the OWNER agrees to advance all monies necessary therefor. If the AGENT shall elect to advance any money in connection with the Premises, the OWNER agrees to reimburse the AGENT forthwith and hereby authorizes the AGENT to deduct such advances from any monies due the OWNER.

          3.8 In connection with any insured losses or damages, to handle all steps necessary regarding any such claim; provided that the AGENT will not make any adjustments or settlements in excess of $10,000.00 without the OWNER'S prior written consent.

          3.9 Notwithstanding anything to the contrary contained in this Agreement, OWNER acknowledges and agrees that any or all of the duties of AGENT as contained herein may be delegated by AGENT and performed by a person or entity ("Subagent") with whom AGENT contracts for the purpose of performing such duties. OWNER specifically grants AGENT the authority to enter into such a contract with a Subagent; provided that OWNER shall have no liability or responsibility to any such Subagent for the payment of the Subagent's fee or for reimbursement to the Subagent of its expenses or to indemnify the Subagent in any manner for any matter; and provided further that AGENT shall require such Subagent to agree, in the written agreement setting forth the duties and obligations of such Subagent, to indemnify the OWNER for all loss, damage or claims incurred by OWNER as a result of the willful misconduct, gross negligence and/or unlawful acts of the Subagent.

     4.   THE OWNER FURTHER AGREES:

          4.1 To indemnify, defend, protect, save and hold the AGENT and all of its shareholders, officers, directors, employees, agents, successors and assigns (collectively, "Indemnified Parties") harmless from any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorney's fees and expenses, of every kind and nature whatsoever (collectively, "Losses") in connection with or in any way related to the Premises and from liability for damage to the Premises and injuries to or death of any person whomsoever, and damage to property; provided, however, that such indemnification shall not extend to any such Losses arising out of the willful misconduct, gross negligence and/or unlawful acts (such unlawfulness having been adjudicated by a court of proper jurisdiction) of AGENT or any of the other Indemnified Parties. OWNER agrees to procure and carry at its own expense Public Liability Insurance, Fire and Extended Coverage Insurance, Burglary and Theft Insurance, Rental Interruption Insurance, Flood Insurance (if appropriate) and Boiler Insurance (if appropriate) naming the OWNER and the AGENT as insureds and adequate to protect their interests and in form, substance, and amounts reasonably satisfactory to the AGENT, and to furnish to the AGENT certificates and policies evidencing the existence of such insurance. The premiums for all such insurance maintained by the OWNER shall be paid by either the OWNER directly or, provided sufficient Gross Income is available, by the AGENT from such Gross Income. Unless the OWNER shall provide such insurance and furnish such certificate and policy within ten
     (10) days from the date of this Agreement, the AGENT may, in its sole discretion, but shall not be obligated to, place said insurance and charge the cost thereof to the account of the OWNER. All such insurance policies shall provide that the AGENT shall receive thirty (30) days' written notice prior to cancellation of the policy. AGENT shall not be liable for any error of judgment or for any mistake of fact or law, or for any thing which it may do or refrain from doing, except in cases of willful misconduct, gross negligence and/or unlawful acts (such unlawfulness having been adjudicated by a court of proper jurisdiction).

          4.2 OWNER hereby warrants and represents to AGENT that to the best of OWNER'S knowledge, neither the Premises, nor any part thereof, has previously been or is presently being used to treat, deposit, store, dispose of or place any hazardous substance, that may subject AGENT to liability or claims under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.A. Section 9607) or any constitutional provision, statute, ordinance, law, or regulation of any governmental body or of any order or ruling of any public authority or official thereof, having or claiming to have jurisdiction thereover. Furthermore, OWNER agrees to indemnify, protect, defend, save and hold the AGENT and all of its shareholders, officers, directors, employees, agents, successors and assigns harmless from any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorney's fees and expenses, of every kind and nature whatsoever, involving, concerning or in any way related to any past, current or future allegations regarding treatment, depositing, storage, disposal or placement by any party other than AGENT of hazardous substances on the Premises.

          4.3 To give adequate advance written notice to the AGENT if the OWNER desires that the AGENT make payment, out of Gross Income, to the extent funds are available after the payment of the AGENT'S compensation as contained in Paragraph 5 and all operational expenses, of mortgage indebtedness, general taxes, special assessments, or fire, boiler or any other insurance premiums. In no event shall the AGENT be required to advance its own money in payment of any such indebtedness, taxes, assessments or premiums.

     5. THE OWNER AGREES TO PAY THE AGENT, AS A MONTHLY MANAGEMENT FEE HEREUNDER, an amount no greater than four and one half percent (4 1/2%) of Gross Income for the month for which the payment is made, which shall be deducted monthly by the AGENT and retained by the AGENT from Gross Income prior to payment to OWNER of Net Proceeds. Such Management Fee shall be compensation for those services specified herein. Any services beyond those specified herein, such as sales brokerage, construction management, loan origination and servicing, property tax reduction and risk management services, shall be performed by AGENT and compensated by OWNER only if the parties agree on the scope of such work and provided that the compensation to be paid therefor will not exceed 90% of that which would be paid to unrelated parties providing such services and provided further that all such compensation must be approved by a majority of the independent directors of OWNER. OWNER acknowledges and agrees that AGENT may pay or assign all or any portion of its Management Fee to a Subagent as described in Section 3.9 hereof.

          5.1 AGENT shall retain all administrative charges actually collected from tenants in connection with annual common area maintenance reconciliations and tenant chargebacks for same.

     6.   IT IS MUTUALLY AGREED THAT:

          6.1 OWNER shall designate one (1) person to serve as OWNER'S Representative in all dealings with AGENT hereunder. Whenever the notification and reporting to OWNER or the approval, consent or other action of OWNER is called for hereunder, any such notification and reporting if sent to or specified in writing to the OWNER'S Representative, and any such approval, consent or action if executed by OWNER'S Representative, shall be binding on OWNER. The OWNER'S Representative shall be:

                    Name                  Address
                    ----                  -------
                    Roberta S. Matlin     2901 Butterfield Road
                                          Oak Brook, Illinois  60523

     The OWNER'S Representative may be changed at the discretion of the OWNER, at any time and from time to time, and shall be effective upon AGENT'S receipt of written notice of the new OWNER'S Representative.

          6.2 The OWNER expressly withholds from the AGENT any power or authority to make any structural changes in any building or to make any other major alterations or additions in or to any such building or equipment therein, or to incur any expense chargeable to the OWNER, other than expenses related to exercising the express powers above vested in the AGENT without the prior written direction of the OWNER'S Representative, except such emergency repairs as may be required to ensure the safety of persons or property or which are immediately necessary for the preservation and safety of the Premises or the safety of the tenants and occupants thereof or are required to avoid the suspension of any necessary service to the

     Premises.  The person identified above as the OWNER'S Representative
     (and any designated successor or successors to such OWNER'S Representative) shall be the OWNER'S exclusive representative for all purposes hereof, and the AGENT shall have the absolute right to rely upon all decisions, approvals and directions of such person. Such representative shall have the right to designate a successor representative by written notice to the AGENT.

          6.3 The AGENT shall be responsible for notifying OWNER in the event it receives notice that any building on the Premises or any equipment therein does not comply with the requirements of any statute, ordinance, law or regulation of any governmental body or of any public authority or official thereof having or claiming to have jurisdiction thereover. AGENT shall promptly forward to the OWNER any complaints, warnings, notices or summonses received by it relating to such matters. The OWNER represents that to the best of its knowledge the Premises and such equipment comply with all such requirements and authorizes the AGENT to disclose the OWNER of the Premises to any such officials and agrees to indemnify, protect, defend, save and hold the AGENT and the other Indemnified Parties harmless of and from any and all Losses which may be imposed on them or any of them by reason of the failure of OWNER to correct any present or future violation or alleged violation of any and all present or future laws, ordinances, statutes, or regulations of any public authority or official thereof, having or claiming to have jurisdiction thereover, of which it has actual notice.

          6.4 In the event it is alleged or charged that any building on the Premises or any equipment therein or any act or failure to act by the OWNER with respect to the

     Premises or the sale, rental, or other disposition thereof fails to comply with, or is in violation of, any of the requirements of any constitutional provision, statute, ordinance, law, or regulation of any governmental body or any order or ruling of any public authority or official thereof having or claiming to have jurisdiction thereover, and the AGENT, in its sole and absolute discretion, considers that the action or position of the OWNER, with respect thereto may result in damage or liability to the AGENT, the AGENT shall have the right to cancel this Agreement at any time by written notice to the OWNER of its election so to do, which cancellation shall be effective upon the service of such notice. Such notice may be served personally or by registered mail, on or to the person named to receive the AGENT'S monthly statement at the address designated for such person as provided in Paragraph 6.1 above, and if served by mail shall be deemed to have been served when deposited in the mails. Such cancellation shall not release the indemnities of the OWNER set forth in this Agreement, including, but not limited to, those set forth in Paragraphs 1, 3.2, 4.1,
     4.2 and 6.3 above and shall not terminate any liability or obligation of the OWNER to the AGENT for any payment, reimbursement, or other sum of money then due and payable to the AGENT hereunder.

          6.5 All personnel expenses, including but not limited to, wages, salaries, insurance, fringe benefits, employment related taxes and other governmental charges, shall be charges incurred in connection with the Premises for purposes of Paragraph 3.4 hereof, to the extent such expenses are apportioned by the AGENT to services rendered for the benefit of the Premises. The number and classification of employees serving the Premises shall be as determined by the AGENT to be appropriate for the proper operation of the Premises; provided that the OWNER may request changes in the number and/or classifications of employees, and the AGENT shall make such changes unless in its judgment the resulting level of operation and/or maintenance of the Premises will be inadequate. The AGENT shall honor any collective bargaining contract covering employment at the Premises which is in effect upon the date of execution of this Agreement; provided that the AGENT shall not assume or otherwise become a party to such contract for any purpose whatsoever and all personnel subject to such contract shall be considered the employees of the Premises and not the AGENT.

     7. The OWNER shall pay or reimburse the AGENT for any sums of money due it under this Agreement for services and advances prior to termination of this Agreement. All provisions of this Agreement that require the OWNER to have insured, or to protect, defend, save, hold and indemnify or to reimburse the AGENT shall survive any expiration or termination of this Agreement and, if AGENT is or becomes involved in any claim, proceeding or litigation by reason of having been the AGENT of the OWNER, such provisions shall apply as if this Agreement were still in effect. The parties understand and agree that the AGENT may withhold funds for sixty (60) days after the end of the month in which this Agreement is terminated to pay bills previously incurred but not yet invoiced and to close accounts. Should the funds withheld be insufficient to meet the obligation of the AGENT to pay bills previously incurred, the OWNER will upon demand advance sufficient funds to the AGENT to ensure fulfillment of AGENT'S obligation to do so, within ten (10) days of receipt of notice and an itemization of such unpaid bills.

     8. Nothing contained herein shall be construed as creating any rights in third parties who are not the parties to this Agreement, nor shall anything contained herein be construed to impose any liability upon OWNER or AGENT for the performance by the OWNER or AGENT under any other agreement they have entered into or may in the future enter into, without the express written consent of the other having been obtained. Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture between OWNER and AGENT or to cause either party to be responsible in any way for the debts or obligations of the other or any other party (but nothing contained herein shall affect AGENT'S responsibility to transmit payments for the account of OWNER as provided herein), it being the intention of the parties that the only relationship hereunder is that of AGENT and principal.

     9. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement, its validity, performance and enforcement shall be construed in accordance with, and governed by, the laws of the State in which the Premises are located.

     10. This Agreement shall be binding upon the successors and assigns of the AGENT and the heirs, administrators, executors, successors, and assignees of the OWNER. This Agreement contains the entire Agreement of the parties relating to the subject matter hereof, and there are no understandings, representations or undertakings by either party except as herein contained. This Agreement may be modified solely by a written agreement executed by both parties hereto.

     11. If any party hereto defaults under the terms or conditions of this Agreement, the defaulting party shall pay the non-defaulting party's court costs and attorney's fees incurred in the enforcement of any provision of this Agreement.

     12. The failure of either party to this Agreement to, in any one or more instances, insist upon the performance of any of the terms, covenants or conditions of this Agreement, or to exercise any rights or privileges conferred in this Agreement, shall not be construed as thereafter waiving any such terms, covenants, conditions, rights or privileges, but the same shall continue in full force and effect as if no such forbearance or waiver had occurred.

     13. This Agreement is deemed to have been drafted jointly by the parties, and any uncertainty or ambiguity shall not be construed for or against either party as an attribution of drafting to either party.

     14. All notices given under this Agreement shall be sent by certified mail, return receipt requested, sent by facsimile transmission, or hand delivered at:


     FOR OWNER:                      FOR AGENT:
     Inland Retail Real Estate       Inland Southeast Property Management Corp.
       Limited Partnership           ATTN:  Steve Sanders, President
     ATTN:  Roberta S. Matlin        4812 Tamiami Trail
     2901 Butterfield Road           Sarasota, Florida  34231
     Oak Brook, Illinois  60523      Fax:  941/929-0244
     Fax:  630/218-4935

     IN WITNESS WHEREOF, the parties hereto have affixed or caused to be affixed their respective signatures this ____ day of _______________, 199_.

AGENT:                                OWNER:

INLAND SOUTHEAST PROPERTY             INLAND RETAIL REAL ESTATE
  MANAGEMENT CORP.                      LIMITED PARTNERSHIP


By:                                   BY:   INLAND RETAIL REAL ESTATE TRUST,
    -----------------------------           INC., its general partner

    -----------------------------     By:
                                            --------------------------------
                                            Its:
                                                ----------------------------

                                    EXHIBIT "A"


Legal Description for:

                                                        EXHIBIT "B"

                                           COMMERCIAL PROPERTY MANAGEMENT SYSTEM
                                                   BUDGET VARIANCE REPORT
                                                        SAMPLE REPORT



                                                  MONTH-TO-DATE                                         YEAR-TO-DATE
                                                  -------------                                         ------------
MONTH-TO-DATE:
YEAR TO DATE:                      ACTUAL ($)  BUDGET ($)  VARIANCE ($)   VAR. (%)    ACTUAL ($)  BUDGET ($)  VARIANCE ($)  VAR. (%)
                                   ----------  ----------  ------------   --------    ----------  ----------  ------------  --------

INCOME
------
------

1001      Gross Unit Rent
1002      Add'l Unit Rent

          TOTAL GROSS POSSIBLE

1011      Vacancy Loss
1012      Marketing Concessions
1013      Offices/Models/Shop
            Unpaid

          NET RENT COLLECTIONS

1024/1025 Damages & Late Charge
1031      Vending Income
1033/1035 Miscellaneous Income

          NET OPERATIONAL INCOME

EXPENSE
-------
-------

1400      Repair & Maintenance
1500      Salaries
1600      Health & Welfare Payments
2100      Security Deposit - Interest
2200      Fees
2300      Capital Expenditure -
            Appliance
2400      Capital Expenditure -
            Common
2500      Capital Expenditure -
            Carpeting
2600      Landscaping & Snow Removal
2700      Painting & Decorating

                                                  MONTH-TO-DATE                                       YEAR-TO-DATE
                                                  -------------                                         ------------
MONTH-TO-DATE:
YEAR TO DATE:                      ACTUAL ($)  BUDGET ($)  VARIANCE ($)   VAR. (%)    ACTUAL ($)  BUDGET ($)  VARIANCE ($)  VAR. (%)
                                   ----------  ----------  ------------   --------    ----------  ----------  ------------  --------

2800      Marketing
2900      Elevators
3000      Rentals
3100      Pool
3200      Scavenger
3300      Telephone/Answering
            Service
3500      Supplies
3600      Electricity
3700      Water
3800      Gas, Fuel & Oil
3900      Exterminating

          REPORT TOTAL

4000      Miscellaneous Expenses
4100      Management Fee

          TOTAL OPERATIONAL EXPENSES

1200      Insurance
1300      Real Estate Tax

          TOTAL EXPENSE

          NET BEFORE DEBT

1100      Debt Service
3400      Ground Rent

          NET BEFORE S/D ACTIVITY

1023      Security Deposit Income
1701      Security Deposit - Rent
1801      Security Deposit - Damage
1901      Security Deposit - Returns
2001      Security Deposit - Transfers

                                                   MONTH-TO-DATE                                           YEAR-TO-DATE
                                                   -------------                                           ------------
MONTH-TO-DATE:
YEAR TO DATE:                        ACTUAL ($)  BUDGET ($)  VARIANCE ($)  VAR. (%)   ACTUAL ($)  BUDGET ($)  VARIANCE ($)  VAR. (%)
                                     ----------  ----------  ------------  --------   ----------  ----------  ------------  --------

           NET SECURITY DEPOSITS

   **CASH FLOW AFTER S/D ACTIVITY

1030       Upgrade Income
4500       Upgrade Expenses
4200       Pship Level Debt
1060       Owner Advances
5001       Owner Distributions
1032/1036  Non-Operating Income
4600       Non-Operating Expense

           NET, NET CASH FLOW

REPORT TOTAL

END OF REPORT

                                           COMMERCIAL PROPERTY MANAGEMENT SYSTEM
                                                 CONSOLIDATED CASH REPORT
                                                       SAMPLE REPORT


                                                             % OF                    YEAR TO DATE        % OF
ACCT #           ACCOUNT DESCRIPTION          ACTUAL     GROSS POS.     PER UNIT       ACTUAL        GROSS POS.      PER UNIT
------           -------------------          ------     ----------     --------    ------------     ----------      --------

INCOME
------
------

1001             Gross Unit Rent
1002             Add'l Unit Rent
                 -----------------------
                 TOTAL GROSS POSSIBLE
                 -----------------------

1011             Vacancy Loss
1012             Marketing Concessions
1013             Offices/Models/Shop
                   Unpaid

                 NET RENT COLLECTIONS

1024/1025        Damages & Late Charge
1031             Vending Income
1033/1035        Miscellaneous Income

                 NET OPERATIONAL INCOME
                 ----------------------
                 ----------------------

EXPENSE
-------
-------

1400             Repair & Maintenance
1500             Salaries
1600             Health & Welfare Payments
2100             Security Deposit -
                   Interest

                                                          % OF                    YEAR TO DATE        % OF
 ACCT #        ACCOUNT DESCRIPTION          ACTUAL     GROSS POS.     PER UNIT       ACTUAL        GROSS POS.      PER UNIT
 ------        -------------------          ------     ----------     --------    ------------     ----------      --------

 2200          Fees
 2300          Capital Expenditure -
                 Appliances
 2400          Capital Expenditure -
                 Common
 2500          Capital Expenditure -
                 Carpeting
 2600          Landscaping & Snow Removal
 2700          Painting & Decorating
 2800          Marketing
 2900          Elevators
 3000          Rentals
 3100          Pool
 3200          Scavenger
 3300          Telephone/Answering
                 Service
 3500          Supplies
 3600          Electricity
 3700          Water
 3800          Gas, Fuel & Oil
 3900          Exterminating
 4000          Miscellaneous Expense
 4100          Management Fee
               ----------------------------
               TOTAL OPERATIONAL EXPENSES
               ----------------------------
               ----------------------------

 1200          Insurance
 1300          Real Estate Tax

               TOTAL EXPENSE
               ----------------------------
               ----------------------------
               NET BEFORE DEBT

 1100          Debt Service
 3400          Ground Rent
               ---------------------------


                                                          % OF                    YEAR TO DATE        % OF
 ACCT #        ACCOUNT DESCRIPTION          ACTUAL     GROSS POS.     PER UNIT       ACTUAL        GROSS POS.      PER UNIT
 ------        -------------------          ------     ----------     --------    ------------     ----------      --------

               NET BEFORE S/D ACTIVITY

 1023          Security Deposit Income

 1701          Security Deposit - Rent
 1801          Security Deposit - Damage
 1901          Security Deposit - Returns
 2001          Security Deposit -
                 Transfers

               NET SECURITY DEPOSITS

               **CASH FLOW AFTER S/D ACTIVITY
               ------------------------------
               ------------------------------

 1030          Upgrade Income
 4500          Upgrade Expenses
 4200          Pship Level Debt
 1060          Owner Advances
 5001          Owner Distributions
 1032 & 1036   Non-operating Income
 4600          Non-operating Expense

               NET, NET CASH FLOW
               -------------------------
               -------------------------
 REPORT TOTAL

 END OF REPORT